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                                 PROMISSORY NOTE                   Exhibit 10.9

                                             Dated: March 1997

MAKER:                Axicom Communications Group, Inc.

ADDRESS OF MAKER:     12 East 41st Street
                      New York, New York 10017

FACE AMOUNT:          $100,000.

MONTHLY INSTALLMENTS (in order of maturity):

    1 installment of interest only in the amount of $___ on ______.

    ___ installments of interest only in the amount of $__ commencing ___.

    __ installments of principal and interest each in the amount of $___ commencing ___.

MAKER'S BANK:  ________________________________

NUMBER OF INSTALLMENTS: ___

         FOR VALUE RECEIVED, the above Maker hereby promises to pay to the order of New York Community Investment Company L.L.C., a Delaware limited liability company having its prinicipal place of business at 120 Broadway, New York, New York 10271 ("Payee"), at Maker's Bank, __________________________ Bank at New
York, New York, the Face Amount payable in the above Number of Installments each in the amount of the Monthly Installment. Upon default in the payment of any one of the Installments due hereunder, all of said Installments shall immediately become due and payable, with exchange, at Maker's Bank.

         This Note shall bear interest computed from the date hereof at the rate of 12% per annum (the "Contract Rate") except that post-maturity interest (which interest shall accrue at the end of the term of the Note) shall accrue and be payable at the rate of three (3%) percent above the Contract Rate on each Installment due hereunder not paid when due. In addition, interest shall be computed on the unpaid principal amount that is not paid when due at the rate of three (3%) percent above the Contract Rate.

         The indebtedness evidenced by this Note is secured by certain collateral more fully described in the Loan Agreement and related documents of even date herewith executed by Maker, inter alia, the terms and conditions of which are incorporated herein by reference.

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The Maker, hereby waives presentment for payment, demand, notice of dishonor, protest and notice thereof. If the Maker or any endorser or guarantor becomes subject to the jurisdiction of any federal or state debtor relief statute, or if any such party fails to pay their debts as they mature, or calls a meeting of their creditors, or if a receiver or trustee of their property is appointed, then this Note and all other obligations now or hereafter owing by said obligor to the Payee shall become immediately due and payable without notice.

         The Maker may prepay this Note at any time by paying the full or partial amount of principal at the time in increments of not less than $50,000, with interest to the date of prepayment, in addition to a sum equal to three (3%) percent additional interest if prepaid during the first year of this Note; a sum equal to two (2%) percent additional interest if prepaid during the second year of this Note and a sum equal to one (1%) percent additional interest if prepaid during the third year of this Note, on the amount being prepaid. There shall be no prepayment penalty after the third year. The Maker shall provide Lender with thirty (30) days prior written notice of its intention to prepay.

         If any Monthly Installment due hereunder is not paid when due and is placed with an attorney for collection, the Maker as well as all endorsers and guarantors agree to pay all costs of collection, including reasonable attorney's fees, all of which shall be added to the amount due hereunder.

         If any Monthly Installment hereunder is not made within ten (10) days of its due date, a late charge of fifty ($50) dollars or five (5%) percent of each Monthly Installment so overdue, whichever is greater, may be charged by the Payee for the purpose of defraying the expenses incident to handling such delinquent to the extent such payment is then permitted by law. In the event any payment is not made within the grace period provided hereinabove, same shall constitute an event of default and Payee may accelerate the entire outstanding indebtedness due and owing hereunder.

         This Note has been executed and delivered and shall be construed and enforced in accordance with the laws of the State of New York, including but not limited to matters of construction, validity and performance.


ATTEST:                                AXICOM COMMUNICATIONS GROUP, INC.

                                       By:
                                          --------------------------------------
(CORPORATE SEAL)                          Christian Bardenheuer, President

                                       By:
                                          --------------------------------------
                                          Warner R. Johnson, Jr., Secretary

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         FOR VALUE RECEIVED, the undersigned and each of them assent to all of the terms and conditions of the within Note and hereby forever waives presentment, demand, protest, notice of protest and notice of dishonor of the within Note, and waives trial by jury and the undersigned and each of them guarantees the payment of said Note at maturity and consents without notice to any all extensions of time or terms of payment and the release or substitution of any collateral made or agreed to by the within Payee.



                                       -----------------------------------------
                                       Warner R. Johnson, Jr., Individually


                                       -----------------------------------------
                                       Christian Bardenheuer, Individually


STATE OF NEW YORK,
COUNTY OF NEW YORK.

         Christian Bardenheuer, being duly sworn, deposes and says:

         That he is the President of the Maker in the within Note and that he executed same and the papers pertinent thereto; that he affirms and reaffirms the warranties and representations made therein; that he makes this affidavit knowing full well that the Lender has advanced the sum of $100,000, relying upon the statements herein contained and upon the warranties and representations contained in said Agreement, and that this affidavit is made for the sole purpose of inducing the Lender to make said advance.


                                       -----------------------------------------
                                       Christian Bardenheuer, President
Sworn to before me this
     day of
- ----        ----------------


- -----------------------------------------
Notary Public

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STATE OF NEW YORK,
COUNTY OF NEW YORK.

         Warner R. Johnson, Jr., being duly sworn, deposes and says:

         That he is the Secretary of the Maker in the within Note and that he executed same and the papers pertinent thereto; that he affirms and reaffirms the warranties and representations made therein; that he makes this affidavit knowing full well that the Lender has advanced the sum of $100,000, relying upon the statements herein contained and upon the warranties and representations contained in said Agreement, and that this affidavit is made for the sole purpose of inducing the Lender to make said advance.


                                       -----------------------------------------
                                       Warner R. Johnson, Jr., Secretary
Sworn to before me this
     day of
- ----        ---------------

- -----------------------------------------
Notary Public

STATE OF NEW YORK,
COUNTY OF NEW YORK.

         On this ___ day of _________, before me personally came Christian Bardenheuer to me known to be the individual described in and who executed the foregoing instrument as endorser and guarantor and acknowledged the execution of same.


                                       -----------------------------------------
                                       Notary Public

STATE OF NEW YORK,
COUNTY OF NEW YORK.

         On this ___ day of ___, before me personally came Warner R. Johnson, Jr. to me known to be the individual described in and who executed the foregoing instrument as endorser and guarantor and acknowledged the execution of same.


                                       -----------------------------------------
                                       Notary Public